UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 23, 2014

MOBETIZE CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-181747	99-0373704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8150 Birch Bay Square St., Suite 205, Blaine, WA, USA	98281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(206) 347-4515

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	Unregistered Sales of Equity Securities

On June 23, 2014, we issued an aggregate of 500,000 warrants to one (1) person pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended, on the basis that they represented to our company that they were an “accredited investor” as such term is defined in Rule 501(a) of Regulation D.

The warrants were issued as part of the consideration from the transaction with Mobetize Inc. on September 4, 2013.  Each warrant entitles the holder thereof to purchase one common share in our company and will be exercisable for 24 months following the Closing at $0.50 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBETIZE CORP.

/s/ Stephen Fowler
Stephen Fowler
President and Director

Date: June 23, 2014